AQR FUNDS

Supplement dated August 6, 2010 (“Supplement”)

To the Class L Prospectus, dated April 28, 2010 (“Prospectus”)

of the AQR Momentum Fund, the AQR Small Cap Momentum Fund and the AQR International

Momentum Fund (the “Funds”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Effective Immediately:

The table under the heading “Portfolio Managers” on page 4 of the Prospectus in the section entitled “Fund Summary: AQR Momentum Fund” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D.	July 9, 2009	Managing and Founding Principal of the Adviser
Jacques A. Friedman	July 9, 2009	Principal of the Adviser
Ronen Israel	July 9, 2009	Principal of the Adviser
Lars Nielsen	July 9, 2009	Principal of the Adviser

The table under the heading “Portfolio Managers” on page 8 of the Prospectus in the section entitled “Fund Summary: AQR Small Cap Momentum Fund” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D.	July 9, 2009	Managing and Founding Principal of Adviser
Jacques A. Friedman	July 9, 2009	Principal of the Adviser
Ronen Israel	July 9, 2009	Principal of the Adviser
Lars Nielsen	July 9, 2009	Principal of the Adviser

The table under the heading “Portfolio Managers” on page 12 of the Prospectus in the section entitled “Fund Summary: AQR International Momentum Fund” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D.	July 9, 2009	Managing and Founding Principal of the Adviser
Jacques A. Friedman	July 9, 2009	Principal of the Adviser
Ronen Israel	July 9, 2009	Principal of the Adviser
Lars Nielsen	July 9, 2009	Principal of the Adviser

The third paragraph under the heading “Principal Investment Strategies” on page 10 of the Prospectus in the section entitled “Fund Summary: AQR International Momentum Fund” is hereby deleted in its entirety and replaced with the following paragraph:

The Fund’s investment universe consists of companies included in the MSCI World ex-US Index, or that will be admitted to the index within 180 days of purchase, as well as companies deemed by the Adviser to have similar characteristics. As of the date of this Prospectus, the Adviser considers the following 23 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The third paragraph under the heading “Principal Investment Strategies” on page 16 of the Prospectus in the section entitled “Details About the AQR International Momentum Fund” is hereby deleted in its entirety and replaced with the following paragraph:

The Fund will generally invest only in developed markets outside the U.S. As of the date of this Prospectus, the Adviser considers the following 23 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Effective August 11, 2010:

The paragraph under the section entitled “Purchase and Sale of Fund Shares” on page 13 of the Prospectus is hereby deleted in its entirety and replaced with the following:

You may purchase or redeem Class L shares of each Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-866-290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at www.aqrfunds.com. Each Fund’s initial and subsequent investment minimums for Class L Shares generally are as follows.

Class L Shares
Minimum Initial Investment	$5,000,000 for all accounts, except institutional investors, fee-based accounts offered by certain financial intermediaries, tax-exempt retirement plans of the Adviser and its affiliates and shareholders that invested prior to August 11, 2010 are subject to no minimum.

Minimum Subsequent Investment	None

The paragraph under the section entitled “Eligibility to Buy Class L Shares” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Each Fund’s Class L Shares are offered to members of the general public.

Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications; some non-U.S. persons may not be permitted to invest in a Fund, depending on applicable laws and regulations.

The Funds reserve the right to refuse any request to purchase shares.

The paragraph under the section entitled “Investment Minimums—Class L Shares” on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The minimum initial account size is $5,000,000. There will be no minimum investment for the following groups of investors:

1.	Institutional investors such as qualified retirement plans;

2.	Fee-based accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, and bank trust departments, wrap fee programs and unified managed accounts;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the AQR Funds and members of their immediate families; and

4.	Investors that owned Class L Shares prior to August 11, 2010.

The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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